UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2019

DAVIDsTEA Inc.
(Exact name of registrant as specified in its charter)

Canada	98-1048842
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

001-37404

(Commission File Number)

5430 Ferrier, Town of Mount-Royal, Québec, Canada	H4P 1M2
(Address of principal executive offices)	(Zip Code)

(888) 873-0006

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value per share	DTEA	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement

Loan Agreement

On May 7, 2019, DAVIDsTEA Inc., a corporation incorporated under the Canada Business Corporations Act (the “Company”) entered into a secured loan agreement, as further amended September 13, 2019 (the “Loan Agreement”) with Oink Oink Candy Inc., doing business as “Squish” (the “Borrower”) and Rainy Day Investments Ltd. (“RDI”) as guarantor, pursuant to which the Company agreed to lend an amount of up to CDN$2.0 million. The loan bears interest, payable monthly, at Bank of Montreal’s prime rate plus 1.0%, and is repayable no later than December 31, 2019. RDI has guaranteed all of the Borrower’s obligations and, as security for the guarantee, has given a movable hypothec (or lien) (the “Hypothec”) in favour of the Company on its share of DAVIDsTEA Inc.

The Borrower is a company controlled by Sarah Segal, the Company’s Chief Brand Officer. RDI is the principal shareholder of the Company and is controlled by Herschel Segal, Executive Chairman, Interim Chief Executive Officer and director of the Company. Ms. Segal is also the daughter of Mr. Segal.

The foregoing description of the Loan Agreement and the Hypothec do not purport to be complete and are qualified in their entirety by reference to the full text of the Loan Agreement and the Hypothec, which are filed as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Collaboration and Shared Services Agreement

The Company and the Borrower also entered into a Collaboration and Shared Services Agreement, dated February 21, 2019 (the “Collaboration and Shared Services Agreement”), pursuant to which the Company and the Borrower collaborate on and share various services and infrastructure including, among other things, merchandising, marketing, buying capabilities, supplier relationships, warehousing and office space.

The foregoing description of the Collaboration and Shared Services Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Collaboration and Shared Services Agreement, which is filed as Exhibit 10.3 and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition

On September 17, 2019, DAVIDsTEA Inc., a corporation incorporated under the Canada Business Corporations Act (the “Company”), issued a press release announcing its financial results for the three- and six-month periods ended August 3, 2019. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information presented under Item 2.02 in this Current Report on Form 8-K and the accompanying exhibit attached herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Resignation of a member of the Board of Directors

Anne Darche resigned as a member of the Board of Directors effective September 11, 2019. Ms. Darche’s resignation was not due to any matter relating to the Company’s operations, policies or practices.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Loan Agreement, effective May 7, 2019, as amended September 13, 2019, between DAVIDsTEA Inc. and Oink Oink Candy Inc.
10.2	Movable Hypothec on Securities between DAVIDsTEA Inc. and Rainy Day Investments LTD.
10.3	Collaboration and Shared Services Agreement, effective February 21, 2019, between DAVIDsTEA Inc. and Oink Oink Candy Inc.
99.1	Press Release, dated September 17, 2019

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVIDsTEA INC.

Date: September 17, 2019	By:	/s/ Frank Zitella
	Name:	Frank Zitella
	Title:	Chief Financial and Operating Officer

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